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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): APRIL 2, 1999




                               TRITEAL CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



      0-28660                                            33-0548924
(Commission File No.)                          (IRS Employer Identification No.)

                            2011 PALOMAR AIRPORT ROAD
                            SAN DIEGO, CA 92009-1431
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (760) 930-2055



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ITEM 5.    OTHER EVENTS.

           On April 2, 1999, TriTeal Corporation (the "Company") issued a press release concerning the Company's filing of a voluntary Chapter 11 petition under the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of California on April 2, 1999. In connection with the filing, the Company announced the resignation of its directors, Jeff Witous, Rick Noling and Dennis Morin. The Company also announced that it received court approval of the settlement of the class action securities litigation pending against the Company. Further detail is provided in the Company's press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)    EXHIBITS.

           99.1 Press Release of TriTeal Corporation dated April 2, 1999.



                                       2.
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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     TRITEAL CORPORATION



Dated: April 6, 1999                                 By:  /S/ JEFF BLACK
                                                        ----------------------
                                                          Jeff Black
                                                          Assistant Secretary



                                       3.